Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of China Biopharma, Inc. (the “Company”) on Form 10-Q/A for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Peter Wang, Chairman and Chief Executive Officer and Chunhui Shu, Chief Financial Officer, each certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of the undersigned’s knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Peter Wang
Peter Wang
Chairman and Chief Executive Officer
Principal Executive Officer
March 27, 2009

/s/ Chunhui Shu
Chunhui Shu
Chief Financial Officer
Principal Financial Officer
March 27, 2009